FFTW Funds, Inc.
               Global and International Portfolios
               Prospectus dated April 30, 1999
               Supplement dated December 29, 1999

The following Fee Table information replaces the Fee Table information for the Inflation-Indexed Portfolio contained on page 21 of the Prospectus.

Fee Table
Fees and Expenses of the Portfolios. This Table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

    Shareholder Transaction Expenses                   Inflation-Indexed (9)
    (Fees Paid Directly By You)

    Redemption Fees                                             None
    Exchange Fees                                               None
    Contingent Deferred Sales Load                              None
    Sales Load on Reinvestment Dividends                        None
    Sales Load on Purchases                                     None
    Annual Fund Operating Expenses (Fees Paid From
    Fund Assets)
    Management Fees                                            0.40%
    Distribution Fees (12b-1)                                   None
    Shareholder Services Fees                                   None
    Other Expenses                                             0.15%
    Total Annual Fund Operating Expenses                       0.55%

(9) The Investment Adviser has voluntarily agreed to cap the Total Annual Fund Operating Expenses at 0.35% (on an annualized basis) of the Portfolio's average daily net assets. The Investment Adviser will pay all operating expenses that exceed the voluntary waiver of fees. Effective December 29, 1999, and until further notice, the Investment Adviser has voluntarily agreed to lower its Management Fee to 0.20% from 0.40% (on an annualized basis) and cap Other
Expenses at 0.15% (on an annualized basis). The Investment Adviser will not attempt to recover prior period waivers should expenses fall below the cap. Under an Administration Agreement effective May 29, 1998 between the Fund and Investors Capital, Investors Capital provides administrative services to the Fund, for an incentive fee in the event the Portfolio operates below its expense ratio. This fee is capped at 0.02% of the Portfolio's average daily net assets.

The following Expense Fee Table information replaces the Expenses Fee Table information for the Inflation-Indexed Portfolio contained on page 22 of the Prospectus.

Expenses Fee Table
As  an  investor,   you  pay  certain  fees  and  expenses  in
connection  with the  Portfolios,  as  described in the tables above.  This table is  intended  to help you  compare the cost of  investing  in the Fund with the cost of investing in other mutual  funds by  presenting  the fees and  expenses  that you may pay if you  purchase  and hold  shares  of the  Fund.  The yearly  numbers  below are  hypothetical  expenses per $10,000
investment   assuming  a  5%  annual   return.   Because  this
example is hypothetical and for comparison purposes only, your actual costs will be different.
------------------------------------- --------------------- --------------------
Portfolio Name                        1 Year                3 Years
------------------------------------- --------------------- --------------------
------------------------------------- --------------------- --------------------
Inflation Indexed*                    $56                   $176
------------------------------------- --------------------- --------------------
o Portfolio has not commenced investment operations, therefore only fees for one and three years are represented.
The   following   information   replaces   the   information    concerning   the
Inflation-Indexed Portfolio in the section entitled Portfolio's Payment of Fund Expenses on page 6 of the Statement of Additional Information.

Portfolio's Payment of Fund Expenses
Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to their net assets. As compensation (subject to expense caps as described under "Portfolio Operating Expenses" in the Prospectus) for the services rendered by the Investment Adviser under the Advisory Agreements, each Portfolio pays the Investment Adviser a monthly advisory fee (U.S. Short-Term, Worldwide and Worldwide-Hedged Portfolios pay their fees quarterly) which is calculated by applying the following annual percentage rates to such Portfolio's average daily net assets for the month (quarter):

Inflation-Indexed          0.20%*

* Effective December 29, 1999, the Investment Adviser has voluntarily lowered the advisory fee from 0.40%.


The following information replaces the biographical information for David N. Fisher on page 23 of the Prospectus.

Simon Lue-Fong, Portfolio Manager, joined FFTW in 1994. After focusing on European interest rates for four years, Simon is now the portfolio manager for FFTW's Emerging Markets Portfolio and is one of three portfolio managers responsible for foreign exchange positions in major economies.

Mr.   Lue-Fong  has  a  B.A.  in  Finance   from   Bournemouth
University where he specialized in portfolio management.